EXECUTION COPY

                                AMENDMENT NO. 1

                                       to

                                CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 (the "Amendment"), dated as of March 5, 1998, to the Credit Agreement dated as of December 22, 1994 among Comcast MH Holdings, Inc. (the "Borrower"), the banks listed on the signature pages hereof (each, a "Bank" and collectively, the "Banks"), The Chase Manhattan Bank, NationsBank of Texas, N.A., and The Toronto-Dominion Bank, as Arranging Agents, The Bank of New York, The Bank of Nova Scotia, Canadian Imperial Bank of Commerce, and Morgan Guaranty Trust Company of New York, as Managing Agents, and NationsBank of Texas, N.A., as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Banks (as defined in the Credit Agreement hereinafter referred to), the Arranging Agents, the Managing Agents and the Administrative Agent are parties to the Credit Agreement dated as of December 22, 1994 (the "Agreement") (capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement); and

         WHEREAS, the Borrower has requested, and the Banks and the Administrative Agent have agreed to, the amendments to the Agreement more fully set forth in this Amendment; and

         WHEREAS, such amendments and the consent contained herein shall be of benefit, either directly or indirectly, to the Borrower;

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Termination and Release. Upon and after the Amendment No. 1 Effective Date (as defined in Section 5 below), (a) each of the Pledge Agreements shall terminate, and (b) the Security Interest shall terminate, all Collateral in the possession of the Administrative Agent shall be promptly returned to the applicable Pledgor, all Uniform Commercial Code filings in respect thereof shall be promptly terminated (at the expense of the Borrower) and the Pledgors shall be released from all of their obligations under or in connection with the Pledge Agreements. The Banks hereby agree that at any time and from time to time, at the expense of the Borrower, the Banks shall, or shall direct the Administrative Agent to, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably requested by the Borrower and necessary in order to further effect the foregoing.

         2. Amendments. Upon and after the Amendment No. 1 Effective Date (as defined in Section 5 below):

         (a) Section 1.01(a) of the Agreement shall be deleted in its entirety and restated as follows:

         "Section 1.01. Commitment to Lend. (a) Loans. Upon the terms and subject to the conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Amendment No. 1 Effective Date through the Commitment Termination Date, one or more Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such Bank's Commitment at such time; provided, however, that no Loan shall be requested or made if, after giving effect to the making thereof and the making of each other Loan requested to be made at such time, the aggregate principal amount of all Loans outstanding at such time, together with the aggregate principal amount of all Senior Subordinated Indebtedness outstanding at such time, would exceed the Total Commitment at such time. The Total Commitment on the Amendment No. 1 Effective Date is $875,000,000.";

         (b) Section 1.02(a) of the Agreement shall be deleted in its entirety and restated as follows:

         " (a) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) no later than 10:00 a.m. (Dallas time) on, in the case of Base Rate Loans, the Business Day and, in the case of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date for the making of such Loans. Each such notice shall be in the form of
     Schedule 1.02 and shall specify (i) the requested date for the making of the requested Loans, which shall be, in the case of Base Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar Business Day, (ii) the Type or Types of Loans requested and (iii) the amount of each such Type of Loan, the aggregate amount of which shall be $3,000,000 or any integral multiple of $500,000 in excess thereof or the amount of the unused Total Commitment. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each Loan to be made by such Bank on the requested date specified therein.";

         (c) Section 1.03(c)(iv) of the Agreement shall be deleted in its entirety and restated as follows:

         "(iv) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of Eurodollar Rate Loans no later than 11:00 a.m. (Dallas time) on, in the case of a conversion into Base Rate Loans, the Business Day and, in the case of a conversion into or continuation of Eurodollar Rate Loans, the third Eurodollar Business Day before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.03(c)(iv) and shall specify (A) the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period for the Loans to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted or as which such

     Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Eurodollar Rate Loans, the last day of the applicable Interest Period for each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.";

         (d) Section 1.05 of the Agreement shall be amended as follows:

         (i) Section 1.05(a) shall be amended by deleting the words "whether such Loans are Tranche A Loans or Tranche B Loans (or a combination thereof), (ii)" immediately following the figure "(i)" appearing therein, and by replacing the figure "(iii)" with the figure "(ii)";

         (ii) Section 1.05(b) shall be deleted in its entirety and restated as follows:

         "(b) If, after giving effect to any reduction of the Total Commitment pursuant to Section 1.07, the aggregate outstanding principal amount of the Loans exceeds the Total Commitment, the Borrower shall prepay the Loans in an amount equal to the amount of such excess, together with interest thereon as provided in Section 1.03(b), and the amount, if any, required to be paid in respect thereof pursuant to Section 7.04, on the date of such reduction.";

         (e) Section 1.07 of the Agreement shall be amended as follows:

         (i) Section 1.07(a) shall be deleted in its entirety and restated as follows:

         "(a) Scheduled Reductions of Total Commitment. Subject to the adjustments described in Section 1.07(d), the Total Commitment shall be automatically reduced on each date set forth below by the amount set forth below opposite each such date:

                                              Amount of
     Date                                     Reduction

March 31, 1999                               $16,406,250
June 30, 1999                                $16,406,250
September 30, 1999                           $16,406,250
December 31, 1999                            $16,406,250

March 31, 2000                               $27,343,750
June 30, 2000                                $27,343,750
September 30, 2000                           $27,343,750
December 31, 2000                            $27,343,750

March 31, 2001                               $27,343,750
June 30, 2001                                $27,343,750

September 30, 2001                           $27,343,750
December 31, 2001                            $27,343,750

March 31, 2002                               $32,812,500
June 30, 2002                                $32,812,500
September 30, 2002                           $32,812,500
December 31, 2002                            $32,812,500

March 31, 2003                               $43,750,000
June 30, 2003                                $43,750,000
September 30, 2003                           $43,750,000
December 31, 2003                            $328,125,000";

         (ii) Section 1.07(b) shall be deleted in its entirety and restated as follows:

         "(b) Optional Reductions. The Borrower may reduce the Total Commitment by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 10:00 a.m. (Dallas time) on the third Business Day before the requested date of such reduction, except that each partial reduction thereof shall be in an amount equal to $1,000,000 or any integral multiple of $1,000,000 in excess thereof and that no reduction shall reduce the Total Commitment to an amount less than the aggregate principal amount of all Loans and all Senior Subordinated Indebtedness outstanding at such time. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amounts to which such Bank's Commitment is to be reduced.";

         (iii) Section 1.07(c) shall be amended by deleting the last sentence of both clause (i) and clause (ii) in their entirety;

         (f) Section 1.08 of the Agreement shall be deleted in its entirety and restated as follows:

         "Section 1.08. Commitment Fees. In addition to the commitment fees payable for period prior to the Amendment No. 1 Effective Date pursuant to this Section 1.08 as in effect prior to the Amendment No. 1 Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Bank, a commitment fee on the daily unused amount of such Bank's Commitment for each day from the Amendment No. 1 Effective Date through the Commitment Termination Date at a rate per annum of (a) for so long as the Leverage Ratio is greater than 5.00 to 1, 0.225%, (b) for so long as the Leverage Ratio is less than or equal to 5.00 to 1 and greater than 4.00 to 1, 0.175%, and (c) for so long as the Leverage Ratio is less than or equal to
     4.00 to 1, 0.150%, payable in arrears on successive Interest Payment Dates, on the date of any reduction of such Commitment (to the extent accrued and unpaid on the amount of such reduction) and on the Commitment Termination Date.

         The Leverage Ratio shall be determined on the basis of the most recent financial statements delivered pursuant to Section 5.01. Any change in the commitment fee rate as a result of a change in the Leverage Ratio shall be effective as of the third Business Day after the day on which financial statements are delivered to the Administrative Agent pursuant to Section 5.01 that indicate such change in the Leverage Ratio.";

         (g) Section 1.14 shall be deleted in its entirety and restated as follows:

         "Section 1.14. Pro Rata Treatment. Except to the extent otherwise provided herein, (a) Loans shall be made by the Banks pro rata in accordance with their respective Commitments, (b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of Eurodollar Rate Loans, having the Interest Period being so converted or continued, (c) each reduction of the Total Commitment shall be applied to the Commitments of the Banks pro rata in accordance with the respective amounts thereof and
     (d) each payment of the principal of or interest on the Loans or of commitment fees shall be made for the account of the Banks pro rata in accordance with their respective amounts thereof then due and payable.";

         (h) Section 4.15 of the Credit Agreement shall be amended by replacing the table set forth therein with the following:

"Period                                                           Leverage Ratio

January 1, 1997 through December 31, 1997                            6.00 to 1
January 1, 1998 to but excluding the Amendment No. 1 Effective Date  5.50 to 1
Amendment No. 1 Effective Date through June 30, 1998                 6.25 to 1
July 1, 1998 through December 31, 1998                               6.00 to 1
January 1, 1999 through December 31, 1999                            5.50 to 1
January 1, 2000 through December 31, 2000                            5.00 to 1
January 1, 2001 and thereafter                                       4.75 to 1";

         (i) Section 4.16 of the Credit Agreement shall be deleted in its entirety and restated as follows:

         "Section 4.16. Interest Coverage Ratio. Permit the Interest Coverage Ratio to be less than (a) 2.00 to 1 at any time after December 31, 1996 and prior to the Amendment No. 1 Effective Date, (b) 1.75 to 1 at any time during the period from the Amendment No. 1 Effective Date through December 31, 1998 and (c) 2.00 to 1 at any time thereafter.";

         (j) Section 5.01(a) of the Credit Agreement shall be deleted in its entirety and restated as follows:

         "(a) Quarterly Financial Statements; Officer's Certificate. As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ending March 31, 1998:

         (i) a consolidated balance sheet of the Borrower and the Consolidated Subsidiaries as at the end of such quarterly period and the related consolidated statements of operations, retained earnings and cash flows of the Borrower and the Consolidated Subsidiaries for (other than such consolidated statement of cash flows) such quarterly period and for the elapsed portion of the fiscal year of the Borrower ended with the last day of such quarterly period, setting forth in each case in comparative form the figures as of, in the case of such consolidated balance sheet, the end of the previous fiscal year of the Borrower and, in each other case, for the corresponding periods of the previous fiscal year of the Borrower; and

         (ii) a certificate with respect thereto of a Responsible Officer of the Borrower in the form of Schedule 5.01(a).";

         (k) Section 6.01(f) shall be amended by substituting the word "or" for the comma following the word "Borrower" each time such comma appears therein, and by deleting the words "or any other Loan Party" immediately following the word "Subsidiary" each time such words appear therein;

         (l) Section 9.10(a)(ii) of the Agreement shall be amended by deleting the phrase ", (A) any assignment by a Bank of a portion of its Commitment and Loans shall consist of ratable portions of its Tranche A Commitment and Tranche A Loans and its Tranche B Commitment and Tranche B Loans and (B)";

         (m) Section 10.01 of the Credit Agreement shall be amended as follows:

         (i) the following definitions shall be added in the appropriate alphabetical order:

              "'Amendment No. 1' means Amendment No. 1 to this Agreement, dated as of , 1998."; and

              "'Amendment No. 1 Effective Date' means the date on which the `Amendment No. 1 Effective Date' (as defined in Amendment No. 1) shall have occurred.";

         (ii) the definition of "Applicable Margin" contained therein shall be amended by replacing the table set forth therein with the following:



Leverage Ratio      Base Rate      Eurodollar  Rate

Greater than 6.00 to 1              0.000%             1.00%

Less than or equal to and 6.00 to 1
greater than 5.50 to 1              0.000%             0.875%

Less than or equal to 5.50 to 1 and
greater than 5.00 to 1              0.000%             0.750%

Less than or equal to 5.00 to 1 and
greater than 4.50 to 1              0.000%             0.600%

Less than or equal to 4.50 to 1 and
greater than 4.0 to 1               0.000%             0.500%

Less than or equal to 4.0 to 1      0.000%             0.375%";

         (iii) the definition of "Commitment" contained therein shall be deleted in its entirety and restated as follows:

         "'Commitment' means, with respect to any Bank, (i) the amount set forth opposite such Bank's name on Annex A or, in the case of a Bank that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case as the same may be reduced from time to time pursuant to Section 1.07 or increased or reduced from time to time pursuant to assignments in accordance with Section 9.10(a) or (ii) as the context may require, the obligation of such Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.";


         (iv) the definition of "Loan" contained therein shall be deleted in its entirety and restated as follows:

         "Loan" means any amount advanced by a Bank with respect to its Commitment pursuant to Section 1.01(a).;

         (v) the definition of "Pro Forma Debt Service" contained therein shall be amended by inserting "(other than any such Required Repayment resulting from the reduction of the Total Commitment scheduled to occur on the Commitment Termination Date pursuant to Section 1.07(a))" immediately following the words "Required Repayments" in clause (i) thereof;

         (vi) the definition of "Responsible Officer" contained therein shall be deleted in its entirety and restated as follows:

         "Responsible Officer" means, with respect to any Loan Party, the chairman, vice chairman, president, any senior vice president, any vice president-finance, the chief financial officer, the treasurer, or any assistant treasurer of such Loan Party.";

         (vii) the definition of "Total Commitment" contained therein shall be deleted in its entirety and restated as follows:

         "Total Commitment" means the aggregate amount of the Commitments, as the same may be reduced from time to time pursuant to Section 1.07.";

         (viii) the definition of `Type" contained therein shall be amended by deleting the last sentence thereof in its entirety;

         (ix) the following definitions contained therein shall be deleted in their entirety:

                          "Total Tranche A Commitment"

                          "Total Tranche B Commitment"

                          "Tranche A Commitment"

                          "Tranche A Loan"

                          "Tranche B Commitment"

                          "Tranche B Loan";

         (n) Annex A to the Agreement shall be restated in its entirety as set forth on Annex A hereto (with the effect that, from and after the Amendment No. 1 Effective Date each Bank that was not a party to the Agreement prior to such time shall constitute a Bank (as defined in the Agreement) for all purposes of the Agreement, having a Commitment in the amount set forth opposite such Bank's name on Annex A as amended hereby); and

         (o) Exhibit A to the Agreement shall be restated in its entirety as set forth on Exhibit A hereto.

         3. Consent. Effective upon the Amendment No. 1 Effective Date (as defined in Section 5 below), the Banks hereby consent to the Broward/Jones Acquisition, and waive the requirements of Section 4.07 of the Agreement solely to permit the Broward/Jones Acquisition. For purposes hereof, the term "Broward/Jones Acquisition" means the proposed acquisition by the Borrower of the assets comprising the cable television systems serving the towns of Davie, Dania, and Cooper City, Florida and Broward County, Florida, so long as such acquisition is consummated prior to June 30, 1998 and the aggregate principal amount of Loans paid by the Borrower as consideration for such acquisition is not in excess of $150,000,000.

         4. Representations and Warranties. In order to induce the Banks to agree to amend the Agreement and give the consent provided for herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

         (a) No Default has occurred and is continuing or would exist immediately after giving effect to the amendments contained herein or the consummation of the Broward/Jones Acquisition; and

         (b) Each of the representations and warranties set forth in Article 3 of the Agreement is true and correct, in all material respects, as though such representations and warranties were made at and as of the Amendment No. 1 Effective Date (as defined in Section 5 below), except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

         5. Amendment No. 1 Effective Date. This Amendment shall become effective as of the date first referenced above on the date (the "Amendment No. 1 Effective Date") on which (a) the Administrative Agent shall have received (i) this Amendment, executed by the Borrower, the Administrative Agent and the Banks, and (ii) the Master Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit B, executed by the Administrative Agent and the Assignors and Assignees listed therein and acknowledged and agreed to by the Borrower, (b) the Administrative Agent shall have received payment of the fees payable pursuant to Section 6 hereof and (c) the Administrative Agent shall have received certificates of Responsible Officers of the Borrower and opinions of counsel for the Borrower with respect to this Amendment and the Agreement as amended hereby substantially equivalent to the certificates and opinions delivered pursuant to Section 2.01(a) of the Agreement, and such other materials as shall be reasonably requested by the Administrative Agent.

         6. Upfront Fee; Payment of Fees and Expenses. The Borrower hereby agrees to pay to the Administrative Agent, for the account of each of the Banks, on the Amendment No. 1 Effective Date, an upfront fee equal to 0.125% of (i) in the case of Banks that are party to the Agreement immediately prior to the occurrence of the Amendment No. 1 Effective Date, the amount by which such Bank's Commitment is increased as a result of the occurrence of the Amendment No. 1 Effective Date, and (ii) in the case of Banks that are not party to the Agreement at such time, the amount of the Commitment of such Bank after giving effect to such occurrence. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts.

         7. Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

         8. Ratification. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect, is hereby in all respects confirmed, approved and ratified and shall be deemed amended and restated to read in its entirety as set forth therein and as amended hereby.

         9. Governing Law. The rights and duties of the Borrower, the Banks, the Managing Agents and the Administrative Agent under this Amendment shall, in accordance with New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

         10. Reference to Agreement. From and after the Amendment No. 1 Effective Date, each reference in the Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Agreement as modified and amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.


                         COMCAST MH HOLDINGS, INC.

                         By: /s/ Christine K. Van Horne
                         Name: Christine K. Van Horne
                         Title: Assistant Treasurer

                         NATIONSBANK OF TEXAS, N.A.,
                          as Administrative Agent, Arranging Agent and
                          a Bank
                         By:
                         Name:
                         Title:

                         THE CHASE MANHATTEN BANK, as
                          Arranging Agent and a Bank
                         By:
                         Name:
                         Title:

                         TORONTO-DOMINION (TEXAS), INC.,
                          as Arranging Agent and a Bank
                         By:
                         Name:
                         Title:

                         THE BANK OF NEW YORK,
                          as Managing Agent and a Bank
                         By: /s/ James W. Whitaker
                         Name: James W. Whitaker
                         Title: Vice President

                         THE BANK OF NOVA SCOTIA,
                          as Managing Agent and a Bank
                         By:
                         Name:
                         Title:

                         CANADIAN IMPERIAL BANK OF
                          COMMERCE, as Managing Agent and a Bank
                         By:
                         Name:
                         Title:

                         MORGAN GUARANTY TRUST COMPANY
                          OF NEW YORK, as Managing Agent and a
                          Bank
                         By:
                         Name:
                         Title:

                         COMPAGNIE FINANCIERE DE CIC ET DE
                         L'UNION EUROPEENE
                         By:
                         Name:
                         Title:

                         BANK OF TOKYO-MITSUBISHI TRUST
                          COMPANY
                         By: /s/ Glenn B. Eckert
                         Name: Glenn B. Eckert
                         Title: Vice President

                         DRESDNER BANK AG NEW YORK &
                          GRAND CAYMAN BRANCHES
                         By:
                         Name:
                         Title:

                         CREDIT LYONNAIS NEW YORK BRANCH
                         By:
                         Name:
                         Title:

                         THE LONG-TERM CREDIT BANK OF JAPAN,
                          LIMITED
                         By:
                         Name:
                         Title:

                         CITIBANK, N.A.
                         By:
                         Name:
                         Title:

                         RIGGS BANK N.A.
                         By: /s/ David H. Olson
                         Name: David H. Olson
                         Title: Vice President

                         BANQUE PARIBAS
                         By:
                         Name:
                         Title:

                         BARCLAYS BANK PLC
                         By:
                         Name:
                         Title:

                         THE SANWA BANK LIMITED NEW YORK
                          BRANCH
                         By:
                         Name:
                         Title:

                         THE INDUSTRIAL BANK OF JAPAN,
                          LIMITED
                         By:
                         Name:
                         Title:

                         BANQUE NATIONALE DE PARIS
                         By: /s/ Serge Desrayaud
                         Name: Serge Desrayaud
                         Title: Vice President/Team Leader

                         By: /s/ Marcus C. Jones
                         Name: Marcus C. Jones
                         Title: Vice President

                         NATEXIS BANQUE BFCE
                         By:
                         Name:
                         Title:

                         CRESTAR BANK
                         By:
                         Name:
                         Title:

                         SUMMIT BANK
                         By:
                         Name:
                         Title:

                         UNION BANK OF CALIFORNIA, N.A.
                         By:
                         Name:
                         Title:

                         ROYAL BANK OF CANADA
                         By: /s/ Wayne P. Gray
                         Name: Wayne P. Gray
                         Title: Manager

                         BANK OF MONTREAL
                         By:
                         Name:
                         Title:

                         THE DAI-ICHI KANGYO BANK, LTD.
                         By:
                         Name:
                         Title:

                         SUMITOMO TRUST AND BANKING
                          COMPANY, LIMITED
                         By:
                         Name:
                         Title:

                         MEESPIERSON CAPITAL CORP.
                         By:
                         Name:
                         Title:

                         MELLON BANK, N.A.
                         By: /s/ Thomas P. Joyce
                         Name: Thomas P. Joyce
                         Title: Vice President

                         BANK OF AMERICA NT & SA
                         By:
                         Name:
                         Title:

                         BANK ONE, ARIZONA, NA
                         By:
                         Name:
                         Title:

                         BANKBOSTON
                         By:
                         Name:
                         Title:

                         CREDIT AGRICOLE INDOSUEZ
                         By:
                         Name:
                         Title:

                         THE FUJI BANK, LIMITED-NEW YORK
                          BRANCH
                         By: /s/ Teiji Taramoto
                         Name: Teiji Taramoto
                         Title: Vice President and Manager

                         PNC BANK, NATIONAL ASSOCIATION
                         By:
                         Name:
                         Title:

                         WACHOVIA BANK
                         By:
                         Name:
                         Title:

                         FIRST UNION NATIONAL BANK
                         By:
                         Name:
                         Title:

                         COMMERCIAL LOAN FUNDING TRUST 1
                         By:
                         Name:
                         Title:

                         THE FIRST NATIONAL BANK OF CHICAGO
                         By: /s/ Ronna Bury-Prince
                         Name: Ronna Bury-Prince
                         Title: Vice President

                         THE SUMITOMO BANK, LIMITED
                         By:
                         Name:
                         Title: